Principal Funds, Inc.
Supplement dated September 15, 2025
to the Prospectus dated June 20, 2025

This supplement updates information contained in the Prospectus. Please retain this supplement for future reference.

SUMMARY FOR GLOBAL LISTED INFRASTRUCTURE FUND
In recognition of the fact that the Global Listed Infrastructure Fund (the “Fund”) has been managed as a diversified fund pursuant to Section 5(b) of the Investment Company Act of 1940, as amended, since September 2022, effective September 23, 2025, the Fund has determined to continue to be managed as a diversified fund by operation of law. The changes set forth below are being made to the Prospectus.
Under Principal Investment Strategies, delete the first sentence in the third paragraph that states, “The Fund is considered non-diversified, which means it can invest a higher percentage of assets in securities of individual issuers than a diversified fund.” in its entirety.
Under Principal Risks, delete Non-Diversification Risk.

PURCHASE OF FUND SHARES
Under the Eligible Purchasers - Institutional Class and Class R-6 Shares section, add the following row to the bottom of the eligible purchasers table:

Eligible purchasers currently include, but are not limited to:	Inst.	R-6
ReFlow Fund, LLC in connection with the ReFlow Liquidity Program	X	X

REDEMPTION OF FUND SHARES
Under the Distributions in Kind section, delete the first paragraph and replace with the following:
Payment for shares of the Funds tendered for redemption is ordinarily made by check. However, the Funds may determine that it would be detrimental to the remaining shareholders of a Fund to make payment of a redemption order wholly or partly in cash. Under certain circumstances, therefore, each of the Funds may pay the redemption proceeds in whole or in part by a distribution of “in kind” securities from the Fund’s portfolio in lieu of cash. If a Fund pays the redemption proceeds in kind, the redeeming shareholder might incur brokerage or other costs in selling the securities for cash. In addition, the securities received will be subject to market risk until sold. Typically, such in kind redemptions made to an affiliated person would be distributed pro rata. Each Fund will value securities used to pay redemptions in kind using the same method the Registrant uses to value its portfolio securities as described in this Prospectus. The Funds may also use redemption in kind for certain Fund shares held by ReFlow.

FREQUENT PURCHASES AND REDEMPTIONS
Add the following sentence to the end of the fifth paragraph:
Purchases and redemptions of Fund shares by ReFlow under the program are generally not considered excessive short-term trading under the Funds’ Excessive Trading Policy.

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